UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 19, 2010

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325836
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan		48104
(Address of Principal Executive Offices)		(ZIP Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

On May 19, 2010, Advanced Photonix, Inc. (“API”) and Picometrix, LLC (“Picometrix”), a wholly-owned subsidiary of API, entered into debt conversion agreements (the “Debt Conversion Agreements”) with Michigan Economic Development Corporation (“MEDC”) and Michigan Strategic Fund (“MSF”). Pursuant to the Debt Conversion Agreements (A) MEDC is to assign to MSF a portion of its existing loan to Picometrix, (B) an aggregate of $562,336.59 of principal and interest owed by Picometrix is to be converted into an aggregate of 1,041,363 shares of Class A Common Stock of API at a conversion price of $0.54 per share, and (C) the $2,224,526 balance of Picometrix’s existing debt to MEDC is to be repaid as follows: (x) $1,024,526 principal plus accrued interest to MEDC in 51 equal monthly installments commencing on October 1, 2010 at a per annum rate of 4.0% which has been reduced from 7% as of December 1, 2009; and (y) $1,200,000 principal plus accrued interest to MSF in 52 equal monthly installments commencing on July 1, 2010 at a per annum rate of 4.0% which has been reduced from 7% as of November 1, 2009.

The closing of each debt conversion transaction is contingent on the receipt of (i) approval from NYSE Amex of the listing application for the conversion shares and (ii) consent from The PrivateBank and Trust Company as required under the Loan Agreement dated September 25, 2008 between API and The PrivateBank. API has received the required consent from The PrivateBank on May 21, 2010.

The descriptions of the above documents are qualified in their entirety by reference to the copies of the documents filed herewith as Exhibits 10.1 and 10.2, which are each incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit
10.1	Debt Conversion Agreement entered into as of May 19, 2010, by and among Picometrix, LLC, Advanced Photonix, Inc. and Michigan Economic Development Corporation

10.2	Debt Conversion Agreement entered into as of May 19, 2010, by and among Picometrix, LLC, Advanced Photonix, Inc., Michigan Economic Development Corporation and Michigan Strategic Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/Robin F. Risser
Robin F. Risser, Chief Financial Officer

Dated: May 24, 2010

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1	Debt Conversion Agreement entered into as of May 19, 2010, by and among Picometrix, LLC, Advanced Photonix, Inc. and Michigan Economic Development Corporation

10.2	Debt Conversion Agreement entered into as of May 19, 2010, by and among Picometrix, LLC, Advanced Photonix, Inc., Michigan Economic Development Corporation and Michigan Strategic Fund